Exhibit (b)(2)

                                  CONFIDENTIAL

                  MATERIAL PRESENTED TO THE BOARD OF DIRECTORS

                                       OF

                         AMERICAN FILTRONA CORPORATION

                                AT A MEETING ON

                               FEBRUARY 19, 1997


        The following pages contain material that was provided to the Board of Directors of American Filtrona Corporation (the "Company") in the context of a meeting of the Board of Directors held to evaluate the acquisition proposal made by WBT Holdings LLC ("Holdings") described in the Proxy Statement which is part of this Schedule 13E-3. The accompanying material was compiled or prepared on a confidential basis solely for use by the Board of Directors and not with a view toward public disclosure under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Federal Securities Laws"). The information contained in this material was obtained from the Company and other sources. Any estimates and projections contained herein have been prepared by the management of the Company and involve numerous and significant subjective determinations, which may or may not be correct. No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a promise or representation, whether as to the past or the future. Because this material was prepared for use in the context of an oral presentation to the Board of Directors, was not prepared to comply with the disclosure standards set forth under the Federal Securities Laws and may be used by readers not as familiar with the business and affairs of the Company as the Board of Directors, neither the Company nor Goldman, Sachs & Co. nor any of their respective legal or financial advisors or accountants takes any responsibility for the accuracy or completeness of any of the material when used by persons other than the Board of Directors of the Company. Neither the Company nor Goldman, Sachs & Co. expects to update or otherwise revise the accompanying materials.

[GOLDMAN
 SACHS
 LOGO]       Project Rhett

             Presentation to the Board of Directors

             Goldman, Sachs & Co.
             February 19, 1997

Table of Exhibits



                                                                        Exhibit

   Public Market Overview                                                  I
   Merger Market Overview                                                  II
   Discounted Cash Flow Analysis                                           III
   Leveraged Buyout Analysis                                               IV
   Analysis at Various Prices                                              V
   Review of Potential Partners                                            VI


                                                                        Appendix

   Segment Analysis                                                        A
   Earnings Model                                                          B
   LBO Models                                                              C

                                                                       Exhibit 1

COMMON STOCK COMPARISON


AMERICAN FILTRONA CORPORATION
STOCK QUOTES AS OF FEBRUARY 14, 1997
($ in million)


----------------------------------------------------------------------------------------------------------------------------------
                                            Levered   LTM Net     LTM    P/E Multiple (b)        Historical Return Return
                          Stock    Market    Market  Debt as a   EBITDA   ------------   LTM EBIT    EPS      on     on   Dividend
Company                   Price     Cap       Cap    % of LMC   Multiple   1997  1998     Margin    CAGR    Assets Equity   Yield
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FILTRONA CO  (a)  $42.25   $158.1   $114.8   (37.7%)     4.8X    11.9X  10.5X     9.2%     5.6%     10.5%   13.3%   0.7%
(EX-CASH)                                                                  9.4X   8.2X

Bonded Fiber/Cigarette Components Manufacturing Comparables
P.H. Glatfelter Co.        $16.88   $717.6   $844.0    15.0%      6.0      12.1  10.2     19.2%     N.M.      8.7%   18.9%   3.9%
DiMon Inc.                  23.88   1011.5   1536.9    34.2%      8.8      13.6  11.4      6.3%     N.M.      4.3%   17.8%   4.0%
Schweitzer Maudit           23.88    523.7    586.2    10.7%      6.9      12.3  10.8     15.0%     N.M.     10.3%   24.6%   4.0%
Standard Commercial         20.00    186.6    629.7    70.4%     13.9      11.4   9.0      1.8%     N.M.      2.4%   22.3%   0.0%
Universal Corp.             31.50   1104.3   1982.7    48.4%      8.9      13.1  11.7      5.9%    22.8%      3.9%   18.0%   1.3%

Mean                                                   32.5%      8.9      12.3  10.3     10.5%     N.M.                     3.0%

Plastic Products Manufacturing Comparables
Furon                      $22.63   $203.6   $243.1    16.2%      5.8      10.5   8.6      6.8%    22.8%      7.1%   14.2%   1.3%
O'Sullivan                  11.75    187.7    180.7    (3.9%)     6.4      14.0  11.8      9.8%    22.8%      9.4%   11.8%   1.3%
Park-Ohio (c)               15.13    165.9    220.5    24.7%      5.8      18.9  15.1      6.5%    80.6%      8.2%   19.4%   0.0%
Spartech                    10.75    286.1    379.8    24.7%      9.1      12.5  11.0      8.8%     N.M.      6.3%   16.3%   1.7%
Tuscarora                   17.00    160.6    210.3    23.6%      6.5      12.7  11.1     16.6%    22.8%      7.2%   14.8%   1.3%
Uniflex                      7.25     30.8     30.0    (2.7%)     7.2      N.A.  N.A.      9.8%    94.6%     12.5%   18.6%   0.0%

Mean                                                   13.8%      6.8      13.7  11.5      9.7%    48.7%                     0.9%

Flexible Packaging Manufacturing Comparables
Applied Extrusion          $13.00   $129.6   $288.1    55.0%      7.2      15.3  10.8     11.5%    42.9%      2.5%    7.6%   0.0%
Bemis                       41.13   2153.3   2371.6     9.2%     10.1      19.3  17.1     10.6%    22.8%      8.7%   17.9%   1.3%
Sealright                   10.88    120.4    207.9    42.1%      7.8      32.0  16.0      2.4%    22.8%      1.8%    4.1%   1.3%
Winpak                      24.82    161.3    203.0    20.5%      5.5      15.6  12.7      7.4%    17.5%       NM    10.8%   1.5%

Mean                                                   31.7%      7.7      20.5  14.2      8.0%    26.5%                     1.0%

Other Companies
Bunzl Plc                   $3.32  $1472.9  $1555.8     5.3%      8.9      12.0  11.4      6.4%     6.0%      N.M.   25.5%   3.5%
Baumgartner                384.95     50.0     79.0    36.6%      6.0      N.A.  N.A.      3.3%     N.A.      N.M.   10.3%   4.0%

Mean                                                   21.0%      7.4      12.0  11.4      4.9%     6.0%                     3.8%

S&P 400                    268.9                                           22.5  21.6                                        1.8%

(a) LTM refer to actual 1996 data provided by the Company
(b) Calendarized to December, except for Spartech (October)
(c) Excludes income from discontinued operations

American Filtrona
Daily Common Stock Price and Trading Volume History

(captions)

Very low trading
volume provides
minimal liquidity

Average daily
trading volume for
last year was
4,801 shares(a)

The stock did not
trade at all on 86
days in the past
year

Unusually large
spread between
bid and ask prices


[GRAPH]

Line graph showing American Filtrona Corporation's daily stock price, and trading volume, during the period from 2/14/96 to 2/14/97.


                             Date          AFIL       Volume
                             ----          ----       ------
                            2/14/96        $34.00      400
                            3/14/96         35.50     5400
                            4/15/96         30.34     6500
                            5/14/96         31.25     2800
                            6/14/96         31.50      800
                            7/15/96         32.00      500
                            8/14/96         31.75      600
                            9/13/96         31.63        0
                           10/14/96         32.75        0
                           11/14/96         39.50     5900
                           12/13/96         41.75     1700
                            1/14/97         42.00        0
                            2/14/97         42.25      300


                         Daily from 2/14/96 to 2/14/97

(a) Not adjusted for double counting of trading in the OTC market.

Stock Price Performance

                                        Stock Price Increase

                         Last 1 year        Last 3 Years        Last 5 Years

AFIL                        24.3%              45.7%               62.4%

S&P 400                     22.5               71.8                90.1

Plastics Composite          13.9               52.1               398.5

Fibers Composite            12.6               28.3               (12.4)

Public Market Valuation

                                P/E Multiple

                           1997       1998 Estimate

   Actual                  11.9x          10.5x
   Adjusted (a)             9.4            8.3
   S&P 400                 21.6           18.9 (b)




(a) Adjusted by subtracting cash position from market value and interest income on cash from net income.

(b) Source:  Compuserve 9/30/96.

Factors Influencing Public Market Low Valuation




(solid box) Slow growth

                  Item (a)            Five Year CAGR (b)  Ten Year CAGR (b)

               Sales                         10.2%             9.7%
               Earnings before tax           10.9              5.4
               Net earnings                  11.2              4.9
               Earnings per share            10.6              7.1


(solid box) Close association with the tobacco industry

(solid box) Lack of adequate public market float





(a)   Excluding discontinued operations.
(b)   CAGR = Compound Annual Growth Rate.

One Year Indexed Stock Price History

                                    [GRAPH]

Line graph showing American Filtrona Corporation's daily indexed stock price during the period 2/14/96 to 2/14/97 as compared to the S&P 400 Index.



                                      AFIL          SP 400
                                      ----          ------
              2/14/96                100.0           100.0
              3/14/96                104.4            98.9
              4/15/96                 89.2            99.0
              5/14/96                 91.9           102.8
              6/14/96                 92.6           103.3
              7/15/96                 94.1            96.9
              8/14/96                 93.4           101.7
              9/13/96                 93.0           104.5
             10/14/96                 96.3           108.1
             11/14/96                116.2           112.4
             12/13/96                122.8           111.5
              1/14/97                123.5           117.6
              2/14/97                124.3           122.5

                         Daily from 2/14/96 to 2/14/97

Three Year Indexed Stock Price History

                                    [GRAPH]

Line graph showing American Filtrona Corporation's weekly indexed stock price during the period from 2/18/94 to 2/14/97 as compared to the S&P 400 Index.


                             Indexed Price

                      AFIL               S&P 400 Industrials

 2/18/94             100.0                      100.0
 5/13/94              96.6                       94.7
 8/12/94              93.1                       98.2
11/18/94              93.1                      100.6
 2/17/95              93.1                      103.9
 5/19/95              94.8                      112.7
 8/18/95             104.3                      121.2
11/17/95             107.8                      128.7
 2/16/96             117.2                      138.8
 5/17/96             108.2                      145.2
 8/16/96             111.2                      143.2
11/15/96             135.3                      158.0
 2/14/97             145.7                      171.8


                         Weekly from 2/18/94 to 2/14/97

Five Year Indexed Stock Price History


                                    [GRAPH]

Line graph showing American Filtrona Corporation's monthly indexed stock price during the period from 1/31/92 to 1/31/96 as compared to S&P 400 Index.


                                 Indexed Price

                    AFIL                   S&P 400 Industrials

 1/31/92           100.0                          100.0
 7/31/92           100.0                          102.6
 1/31/93           107.0                          104.0
 7/31/93           102.0                          104.4
 1/31/94           114.0                          115.0
 7/31/94           112.0                          110.0
 1/31/95           108.0                          114.2
 7/31/95           125.0                          138.1
 1/31/96           138.0                          153.4
 7/31/96           125.5                          156.1
 1/31/97           162.0                          190.1


                        Monthly from 1/31/92 to 1/31/97

One Year Indexed Stock Price History

(captions)

Bonded Fiber:

  P.H. Glatfelter Co.
  Dibrell Brothers
  Schweizer Maudit
  Universal Corp.

Plastic Products Mfg:

  Furon
  O'Sullivan Corp.
  Park-Ohio
  Spartech
  Tuscarora
  Uniflex

Flexible Packaging:

  Applied Extrusion
  Bemis
  Sealright
  Winpak

[GRAPH]

Line graph showing American Filtrona Corporation's daily indexed stock price during the period from 2/14/96 to 2/14/97 as compared to an index comprised of P.H. Glatfelter Co., DIMON Incorporated (formerly Dibrell Brothers), Schweizer-Maudit International, Inc. and Universal Corporation (the "Bonded Fiber Index"), an index comprised of Furon, O'Sullivan Corp., Park-Ohio Industries, Inc., Spartech Corp., Tuscarora Inc. and Uniflex, Inc. (the "Plastic Products Index"), and an index comprised of Applied Extrusion Technologies, Inc., Bemis Company, Inc., Sealright Co., Inc. and Winpack Ltd. (the "Flexible Packaging Index").


                                 Indexed Price

              American
              Filtrona      Bonded     Plastic       Flexible
               Corp.        Fiber      Products      Packaging



 2/14/96        100.0       100.0       100.0         100.0
 3/14/96        104.4        99.1       103.5          98.6
 4/15/96         89.2        97.4       108.3         103.2
 5/14/96         91.9       100.4       115.1         109.2
 6/14/96         92.6       101.4       123.7         109.3
 7/15/96         94.1       102.6       104.8          98.5
 8/14/96         93.4       108.2       106.0          98.1
 9/13/96         93.0       108.3       115.6         102.2
10/14/96         96.3       108.0       118.5          97.8
11/14/96        116.2       110.7       116.1         103.1
12/13/96        122.8       115.4       114.3         100.2
 1/14/97        123.5       116.4       118.9         108.0
 2/14/97        124.3       112.6       113.9         114.7


                         Daily from 2/14/96 to 2/14/97

Three Year Indexed Stock Price History

(captions)

Bonded Fiber:

  P.H. Glatfelter Co.
  Dibrell Brothers
  Schweizer Maudit
  Universal Corp.

Plastic Products Mfg:

  Furon
  O'Sullivan Corp.
  Park-Ohio
  Spartech
  Tuscarora
  Uniflex

Flexible Packaging:

  Applied Extrusion
  Bemis
  Sealright
  Winpak

[GRAPH]

Line graph showing American Filtrona Corporation's weekly indexed stock price during the period from 2/18/94 to 2/14/97 as compared to the Bonded Fiber Index, the Plastic Products Index and the Flexible Packaging Index.


                                  Indexed Price

              American
             Filtrona      Bonded     Plastic       Flexible
               Corp.       Fiber      Products      Packaging


 2/18/94       100.0       100.0       100.0         100.0
 5/13/94        96.6        80.5        90.1         101.1
 8/12/94        93.1        87.5        84.1         114.1
11/18/94        93.1        97.8        94.7         119.2
 2/17/95        93.1        92.5       102.2         127.3
 5/19/95        94.8       108.0       104.5         152.1
 8/18/95       104.3       118.2       112.7         159.6
11/17/95       107.8       105.5       111.3         126.6
 2/16/96       117.2       112.0       118.4         132.1
 5/17/96       108.2       115.4       136.7         142.4
 8/16/96       111.2       122.8       125.7         124.9
11/15/96       135.3       126.3       136.5         129.3
 2/14/97       145.7       128.3       134.0         152.1


                        Weekly from 2/18/94 to 2/14/97

Five Year Indexed Stock Price History

(captions)

Bonded Fiber:

  P.H. Glatfelter Co.
  Dibrell Brothers
  Schweizer Maudit
  Universal Corp.

Plastic Products Mfg.:

  Furon
  O'Sullivan Corp.
  Park-Ohio
  Spartech
  Tuscarora
  Uniflex

Flexible Packaging:

  Applied Extrusion
  Bemis
  Sealright
  Winpak

[GRAPH]

Line graph showing American Filtrona Corporation's monthly indexed stock price during the period from 1/31/92 to 1/31/97 as compared to the Bonded Fiber Index, the Plastic Products Index and the Flexible Packaging Index.



                                  Indexed Price

              American
              Filtrona      Bonded      Plastic       Flexible
               Corp.         Fiber     Products      Packaging


 1/31/92       100.0        100.0       100.0          100.0
 7/31/92       100.0         92.8       109.0          113.0
 1/31/93       107.0        101.3       161.3          111.7
 7/31/93       102.0         73.9       199.5          102.1
 1/31/94       114.0         78.6       257.8          121.5
 7/31/94       112.0         59.0       216.6          121.9
 1/31/95       108.0         60.0       241.4          132.7
 7/31/95       125.0         74.6       294.0          157.3
 1/31/96       138.0         74.2       299.6          136.4
 7/31/96       125.5         84.5       325.9          143.5
 1/31/97       162.0         92.4       381.9          174.8



                        Monthly from 1/31/92 to 1/31/97

Source: Muller

Comparison of Public Floats (a)
(Dollars in millions)


                                                                           Value of                                   % Owned by
                                               -----------------------------------------------------------------
                   Company                         Total Equity        Insider Holdings           Float            Institutions (b)
------------------------------------------------------------------------------------------------------------------------------------
American Filtrona                                  $   158.1              $  87.5            $     70.6                   23.6%

P.H. Glatfelter                                        717.6                509.5                 208.2                    9.0
Schweitzer Maudit                                      383.2                  NA                    NA                     5.0
Standard Commercial                                    186.6                 58.6                 128.0                    8.5
Universal Corporation                                1,104.3                 13.2               1,091.1                    5.2
Furon                                                  203.6                  4.3                 199.4                    7.7
O'Sullivan                                             187.7                 46.5                 141.1                    5.1
Park-Ohio Industries                                   166.3                 46.9                 119.4                    2.6
Spartech                                               286.1                 90.2                 195.9                    7.3
Tuscarora Plastics                                     160.6                 32.3                 128.3                    6.7
Uniflex                                                 30.8                 21.1                   9.7                     .0
Applied Extrusion                                      129.6                  6.7                 122.9                    1.5
Bemis Company                                        2,153.3                 79.7               2,073.7                    5.7
Sealright                                              120.4                 10.8                 109.6                    5.8
Winpak                                                 161.3                  NA                    NA                      NA
Bunzl plc                                            1,489.9                 14.9               1,475.0                    0.0
Baumgartner                                             50.0                  NA                    NA                      NA

Mean
Median
------------------------------------------------------------------------------------------------------------------------------------


(a)   Price as of February 14, 1997.
(b)   Reporting Institutions only.

COMMON STOCK OWNERSHIP ANALYSIS

American Filtrona Corp


                                                   BENEFICIALLY                 MKT VALUE AS
                                                      OWNED      % OF TOTAL      14-FEB-97
--------------------------------------------------------------------------------------------
COMPANY INSIDERS (a)
    Walter Bunzl Estate Trust                        996,164        26.1%      $  42,087,929
    Rudy Bunzl Family                                845,347        22.1          35,715,911
    All Other Directors and Officers (b)             229,180         6.0           9,682,855
                                                  ----------       ------      -------------
TOTAL COMPANY INSIDERS                             2,070,691        54.3       $  87,486,695

INSTITUTIONAL HOLDINGS
    Babson David L & Co                              333,800         8.7%      $  14,103,050
    Quest Advisory Co                                277,100         7.3          11,707,475
    Lazard Freres & Co                               120,500         3.2           5,091,125
    Other Institutional Investors (19 total) (b)     377,600         9.9          15,953,600
                                                  ----------       ------      -------------
TOTAL INSTITUTIONAL INVESTORS                      1,109,000        29.1       $  46,855,250

NON INSTITUTIONAL HOLDERS                            636,958        16.7%      $  26,911,476
                                                  ----------       ------      -------------

TOTAL SHARES                                       3,816,649       100.0%      $ 161,253,420

--------------------------------------------------------------------------------------------

(a)  Company Information: holdings based on Proxy Statement of March 8, 1996.
(b) Holding include shares that may have been acquired under the Company's stock option plan.
(c)  Source:  Sprectrum Institutional Ownership report, data as September 30,
     1996.
(d)  Includes individual holdings by various members of the Bunzl families.
(e)  Source  10Q dated September 30, 1996.
(f)  As of 02/14/1997:  based on a stock price of $42.25



COMMON STOCK OWNERSHIP ANALYSIS
American Filtrona Corp                                SHARES HELD ON    SHARE CHANGE     MKT VALUE AS
                                                    ------------------
INSTITUTION OR FUND                                  SEP-96    SEP-95     LAST YEAR        14-FEB-97
----------------------------------------------------------------------------------------------------
               Babson David L & Co                   333,800   323,200     10,600    $    14,103,050
               Quest Advisory Co                     277,100   268,900      8,200         11,707,475
               Lazard Freres & Co                    120,500    73,000     47,500          5,091,125
               Bzw Barclays Glbl Invts                49,555         0     49,555          2,093,699
               Morgan Stanley                         24,800    77,900    -53,100          1,047,800
               Dimensional Fund Advs.                 21,100    21,100          0            891,475
               Rcb Trust Company                      18,700     5,600     13,100            790,075
               Anb Investment Mgmt & Trust            14,400    14,600       -200            608,400
               Rosenberg Institutional Equity Mgt      9,900         0      9,900            418,275
               Mellon Bank Corporation                 9,692    10,892     -1,200            409,487
               First Manhattan Company                 6,500      6500          0            274,625
               Bankers Trust Company                   1,700     6,400     -4,700             71,825
               Accessor Small/Mid Cap                      0         0          0               N.M.
               California State Teachers                   0    14,048    -14,048               N.M.
               Zweig/Glaser Advisers                       0      6500     -6,500               N.M.


TOTAL SHARES                                         887,747   828,640     59,107
NUMBER OF INSTITUTIONS                                    12        12

----------------------------------------------------------------------------------------------------

Source: Sprectrum Institutional Ownership report, data as September 30, 1996. ("N.M." indicates data is incomplete for this quarter.)

                                                                      Exhibit 2




Tobacco, Paper and Plastic Deals
Deals between $50 million and $250 million
1/1/93 to Present
(Dollars in millions)


   Date       Date                                                                                   Value of    Sales     EBIT
Announced  Effective      Target Name       Target Advisors   Acquiror Name       Acquiror Advisors Transaction  Multiple Multiple
-----------------------------------------------------------------------------------------------------------------------------------

 9/27/96              Hamelin (Extrusion &                   Spartech                                $  57.7       NA        NA
                      Molding Divisions)

 9/03/96              Horda AB                               Trelleborg AB                              41.6       0.8x      NA

11/07/95  11/10/95    Weir Paper Holdings Ltd (Pratt)        Inveresk Ltd                               51.5       0.9     16.3x

10/16/95              Boise Cascade Corp                     Boise Cascade Corp                        167.2       0.4      4.4

 8/23/95              Jefferson Smurfit Group PLC            Jefferson Smurfit Group PLC                79.2       0.6     10.3

 7/12/95   7/5/95     Boise Cascade Corp                     Investor Group                             91.6       0.5     17.3

 6/29/95              Fristads                               Kansas Erhvervsbeklaedning                 55.2       1.2     16.8

 6/16/95   6/16/95    Munskjo AB                             Jefferson Smurfit                         110.2       0.8      7.5
                      (Trelleborg AB)                        Group PLC

 5/22/95              Daibochi Plastic &                     Kemayan Corp Bhd                          119.8       5.3     37.4
                      Packaging

 4/24/95    5/1/95    Holvis AG             SG Warburg & Co. International Paper   CS First Boston     102.9       0.6     13.5
                                                             Co

 4/10/95    5/3/95    Weru AG                                Caradon PLC           Wertheim Schroder   102.1       1.1     10.2
                                                             (MB Group PLC)

 3/29/95    7/6/95    SLT Environmental                      Gundle Environmental  Smith Barney Inc.    74.1       0.7      8.6
                      Inc                                    Systems

 3/20/95  10/23/95    Abitibi-Price Inc                      Abitibi-Price Inc                         138.3       1.0       NA

 2/22/95    4/3/95    Cross Pointe Paper     CS First Boston Noranda Forest        Donaldson, Lufkin   200.0       0.8       NA
                      Corp                                   Inc(Noranda)          & Jenrette

 2/09/95    4/3/95    Oy Molnlycke AB-                       Cederroth                                  50.0       0.6       NA
                      Toiletries Div                         International AB


12/07/94  12/30/94    Societe Francaise      Banque Paribas  Bowater PLC                               103.9       3.3     12.8
                      d'Aerosols

 7/27/94    9/1/94    Norandex Inc                           Fibreboard Corp                           115.0       0.6       NA
                      (Fibreboard Corp)

 5/18/94   6/14/94    NMC Group PLC          Hambros Bank    Britton Group PLC     Credit Lyonnais     182.4       1.0     13.9
                                             Limited                               Laing

 2/28/94   2/28/94    Haendler & Naterman    Goldman Sachs   Teich AG                                   51.0       0.4       NA
                      GmbH                                   (Constantia)


 1/19/94    4/7/94    Hercules Inc-          Goldman Sachs   Applied Extrusion                         161.0       1.0       NA
                      Packaging Film                         Technologies


12/16/93    3/4/94    Nu-Swift Industries    Charterhouse    Euro Fire Security PLC                     74.2       0.5      6.3
                      PLC                    Japhet PLC

11/03/93   1/6/94     Bristol-Meyers         Kidder Peabody  Remington Products Inc.                   100.0       0.8       NA
                      Squibb Co-Hair

10/22/93  10/22/93    Riverwood                              Manville Corp                              50.0       4.4     32.5
                      International Corp

 9/13/93   11/9/93    Cie Generale de                        Altus Finance SA      Wasserstein,        153.6       0.5      7.9
                      Packaging                                                    Perella

 5/14/93    6/2/93    WMS Group PLC          NatWest Markets Sheffield Insulations Samuel Montagu &     81.4       2.6     23.2
                                             Group           Group                 Co. Ltd.

 5/05/93              Premark International                  Premark International
                      Inc                                    Inc                                       146.3       0.6      7.5

 4/27/93              Savage Group PLC       NatWest Markets McKechnie PLC         Baring Brothers &    76.5       0.7     14.4
                                             Group                                 Co., Ltd
-------------------   -------------------------------------------------------------------------------------------------------------



                                                                       Exhibit 3


Discounted Cash Flow Analysis (a)
RHETT MANAGEMENT'S PROJECTIONS
American Filtrona Corp.
(Dollars In Millions)



                                               DISCOUNT RATE                                             DISCOUNT RATE
                             ------------------------------------------------       ------------------------------------------------
                                10%     11%      12%     13%     14%     15%             10%     11%     12%     13%     14%    15%
PRESENT VALUE OF CASH FLOW    $ 59.3  $ 56.4   $ 53.7  $ 51.2  $ 48.9  $ 46.6           $59.3  $ 56.4  $ 53.7  $ 51.2  $ 48.9  $46.6


                                            MULTIPLES OF EBIT                                     MULTIPLES OF EBITDA
PRESENT VALUE OF       6.0 X  $ 85.6  $ 78.9   $ 72.8  $ 67.2  $ 62.0  $ 57.4    4.0 X $ 71.9  $ 66.3  $ 61.1  $ 56.4  $ 52.1 $ 48.2
TERMINAL VALUE (B)     7.0 X    99.8    92.0     84.9    78.4    72.4    66.9    5.0 X   89.9    82.8    76.4    70.5    65.2   60.2
                       8.0 X   114.1   105.2     97.0    89.6    82.7    76.5    6.0 X  107.9    99.4    91.7    84.7    78.2   72.3
                       9.0 X   128.3   118.3    109.1   100.7    93.1    86.0    7.0 X  125.8   116.0   107.0    98.8    91.2   84.3
                      10.0 X   142.6   131.5    121.3   111.9   103.4    95.6    8.0 X  143.8   132.6   122.3   112.9   104.3   96.4
                      11.0 X   156.9   144.6    133.4   123.1   113.7   105.1    9.0 X  161.8   149.1   137.6   127.0   117.3  108.4


TOTAL VALUE            6.0 X  $144.8  $135.3   $126.5  $118.4  $110.9  $104.0    4.0 X $131.2  $122.7  $114.9  $107.7  $101.0  $94.8
                       7.0 X   159.1   148.4    138.6   129.6   121.2   113.5    5.0 X  149.2   139.3   130.2   121.8   114.0  106.9
                       8.0 X   173.4   161.6    150.7   140.8   131.6   123.1    6.0 X  167.1   155.8   145.4   135.9   127.1  118.9
                       9.0 X   187.6   174.7    162.9   152.0   141.9   132.7    7.0 X  185.1   172.4   160.7   150.0   140.1  131.0
                      10.0 X   201.9   187.9    175.0   163.2   152.3   142.2    8.0 X  203.1   189.0   176.0   164.1   153.1  143.0
                      11.0 X   216.2   201.0    187.1   174.3   162.6   151.8    9.0 X  221.1   205.5   191.3   178.2   166.2  155.1


(a) Based on Rhett's management projections.
(b) Terminal value is multiple of 2005 EBIT or EBITDA, as applicable, discounted back over nine periods.

                                                                      Exhibit 4



Summary of LBO Models
($ in millions)

                                                       WBT Bid               WBT Bid
Item                                                  $46.52 (a)            $46.52 (b)
---------------------------------------------------------------------------------------------
Value to Current Stockholders (c)                        $189.6                $189.6
Post-transaction Capitalization
        -- Equity                                          45.0%                 29.8%
        -- Bank/Senior Debt                                55.0                  70.2
        -- Subordinated Debt                                0.0                   0.0
Key credit statistics (1997F)
        -- EBITDA/Gross Interest Expense                   3.51x                 2.71x
        -- EBITDA--Capex/Gross Interest Expense            1.84                   .91
        -- Total Debt/EBITDA                               4.43                  4.99
Years Required to Pay Off Bank Debt                       >8 years           >8 years
Returns to Equityholders (d)
        -- 5x EBITDA                                       10.2%                 12.9%
        -- 6x EBITDA                                       16.5                  21.0
        -- 7x EBITDA                                       21.6                  27.4

---------------------------------------------------------------------------------------------

(a)   Assumes sale of Bonded Fibers business for $72.45 million.
(b)   Assumes the company continues to operate at the status quo.
(c)   Includes holders of options outstanding.
(d)   Assuming exit in year 2001 at multiple shown.

                                                                       Exhibit 5


ANALYSIS AT VARIOUS PRICES
AMERICAN FILTRONA CORP.
(DOLLARS IN MILLIONS)


----------------------------------------------------------
PRICE PER SHARE                                  $  46.52
PREMIUM TO MARKET                  $42.25            10.1%
TOTAL EQUITY VALUE                               $  189.6
TOTAL ENTERPRISE VALUE                              139.1
----------------------------------------------------------

TOTAL ENTERPRISE VALUE AS A MULTIPLE OF:
Sales                    1996       193.3            0.72x
                         1997F      200.7            0.69
                         1998F      208.9            0.67

EBITDA                   1996        23.5            5.9x
                         1997F       25.8            5.4
                         1998F       29.0            4.8

EBIT                     1996        17.9            7.8x
                         1997F       19.8            7.0
                         1998F       22.7            6.1

TOTAL EQUITY VALUE AS A MULTIPLE OF:
Net Income               1996        12.4           15.2x
                         1997F       13.8           13.7
                         1998F       15.5           12.3

TRANSACTION COSTS (B)
Interest Expense                                 $   7.1
Goodwill (c)                                         2.5
------------                                     -------
Total                                                9.6


(a) Assumptions: Interest expense / Opportunity Cost of Cash is 8%. Tax rate is 36%.
(b) Assumes the transaction is closed on December 31, 1996.
(c) Assumes Goodwill amortized over 25 years.

OVERVIEW OF WBT/BUNZL MULTIPLES
(DOLLARS IN MILLIONS)



                                  ------------------------------------------------------------------------------
                                   BONDED   PLASTICS -   PLASTICS -          BONDED                   PLASTICS -
                                   FIBERS   EXTRUSION    PACKAGING   TOTAL   FIBERS  PLASTICS  TOTAL  EXTRUSION
                                  ------------------------------------------------------------------------------
EQUITY VALUE:
                                                                                              -------
Purchase price per share                                                                      $46.52
                                                                                              -------
Primary shares                                                                                  3.817
Options and performance shares outstanding                                                      0.259
Fully diluted shares                                                                            4.075
Purchase price                                                                                189.589

NET DEBT:
Debt                                                                                            0.000
Cash                                                                                           43.267
Option Proceeds                                                                                 7.211
Net Debt                                                                                      (50.478)

ENTERPRISE VALUE:                                                                             139.111
                                                                             ------
Fibers sale price                                                            72.450
                                                                             ------
Taxes on Fibers sale                                                         20.203
Proceeds to WBT                                                              52.247
Implied value of Plastics                                                            86.863

Assumed Plastics - Packaging sale price                                                                   8.000
Taxes on sale                                                                                             0.000
Proceeds to WBT                                                                                           8.000
Implied value of Plastics - Extrusion                                                                    78.863

ENTERPRISE VALUE AS A MULTIPLE OF:

SALES:          1996               $72.8        $89.2       $31.2     $193.3   0.99 x  0.72 x   0.72 x    0.88 x
                1997E               72.9        102.8        25.1      200.7   0.99    0.68     0.69      0.77
                1998E               70.2        112.3        26.5      208.9   1.03    0.63     0.67      0.70

EBITDA:         1996                $8.7        $13.7        $2.0      $23.5   8.3 x   5.5 x    5.9 x     5.8 x
                1997E                9.9         15.4         1.6       25.8   7.3     5.1      5.4       5.1
                1998E               10.6         17.5         2.0       29.0   6.9     4.5      4.8       4.5

EBIT:           1996                $7.6        $10.5        $0.8      $17.9   9.5 x   7.7 x    7.8 x   7.5 x
                1997E                8.8         11.5         0.5      $19.8   8.2     7.2      7.0     6.9
                1998E                9.5         13.4         0.9      $17.9   7.6     6.1      7.8     5.9


EQUITY VALUE AS A MULTIPLE OF:

NET INCOME:     1996                                                   $12.4                   15.2 x
                1997E                                                   13.8                   13.7
                1998E                                                   15.5                   12.3

                                                                      Exhibit 6




Preliminary Potential Buyers

         Strategic                                   Financial
----------------------------              -----------------------------

   Contacted                              Contacted

   [List of 5 Preliminary                 [List of 17 Preliminary
    Potential Strategic                    Potential Financial
    Buyers Contacted]                      Buyers Contacted]

Summary of Buyer Contacts
Not Interested Buyers



   Buyer                               Rationale                                       Comments
------------------------   ------------------------------------      ------------------------------------------------
[Summary of 15 Buyers Contacted That Were Not Interested]


                                                                      Appendix A


Discounted Cash Flow Analysis (a)
RHETT MANAGEMENT'S PROJECTIONS
Plastic Extrusion Business
(Dollars In Millions)



                                                    DISCOUNT RATE                                        DISCOUNT RATE
                              --------------------------------------------------      ----------------------------------------------
                                     10%     11%     12%     13%     14%     15%             10%    11%    12%    13%    14%    15%
PRESENT VALUE OF CASH FLOW          $36.2   $34.4   $32.7   $31.2   $29.7   $28.3           $36.2  $34.4  $32.7  $31.2  $29.7  $28.3


                                                MULTIPLES OF EBIT (c)                                 MULTIPLES OF EBITDA (c)
PRESENT VALUE OF            6.0 X   $52.2   $48.1   $44.4   $41.0   $37.8   $35.0   4.0 X   $44.8  $41.3  $38.1  $35.2  $32.5  $30.0
TERMINAL VALUE (b)          7.0 X    60.9    56.1    51.8    47.8    44.1    40.8   5.0 X    56.0   51.6   47.6   43.9   40.6   37.5
                            8.0 X    69.6    64.1    59.2    54.6    50.4    46.6   6.0 X    67.2   61.9   57.1   52.7   48.7   45.0
                            9.0 X    78.3    72.1    66.6    61.4    56.8    52.5   7.0 X    78.4   72.2   66.6   61.5   56.8   52.5
                           10.0 X    87.0    80.2    73.9    68.3    63.1    58.3   8.0 X    89.6   82.6   76.2   70.3   65.0   60.0
                           11.0 X    95.7    88.2    81.3    75.1    69.4    64.1   9.0 X   100.8   92.9   85.7   79.1   73.1   67.5


TOTAL VALUE                 6.0 X   $88.4   $82.5   $77.1   $72.1   $67.5   $63.2   4.0 X   $81.0  $75.7  $70.8  $66.3  $62.1  $58.3
                            7.0 X    97.1    90.6    84.5    78.9    73.8    69.1   5.0 X    92.2   86.0   80.3   75.1   70.3   65.8
                            8.0 X   105.8    98.6    91.9    85.8    80.1    74.9   6.0 X   103.4   96.4   89.9   83.9   78.4   73.3
                            9.0 X   114.5   106.6    99.3    92.6    86.4    80.7   7.0 X   114.6  106.7   99.4   92.7   86.5   80.8
                           10.0 X   123.2   114.6   106.7    99.4    92.7    86.6   8.0 X   125.8  117.0  108.9  101.5   94.6   88.3
                           11.0 X   131.9   122.6   114.1   106.2    99.0    92.4   9.0 X   137.0  127.3  118.4  110.3  102.7   95.8


(a) Based on Rhett's management projections.
(b) Terminal value is multiple of 2005 EBIT or EBITDA, as applicable, discounted back over nine periods.
(c) EBITDA and EBIT figures are less attributable corporate expenses (corporate expenses less public company cost times segment operating margin divided by company operating margin).

DCF  SENSITIVITY ANALYSIS (a) (b)

PLASTICS EXTRUSION BUSINESS
12% Discount Rate, 5.0x EBITDA Terminal Multiple
(DOLLARS IN MILLIONS)





           ------------------------------------------------------------------
                                     % CHANGE IN SALES GROWTH
           ------------------------------------------------------------------
                    (6.0)%    (4.0)%   (2.0)%   0.0%    2.0%    4.0%     6.0%
           ------------------------------------------------------------------

            3.0%  ($23.56)  ($15.08)  ($6.59)  $1.89  $10.37  $18.85   $27.34

            2.0%   (23.92)   (15.53)   (7.13)   1.26    9.65   18.05    26.44

% Change    1.0%   (24.29)   (15.98)   (7.68)   0.63    8.94   17.24    25.55
in EBIT
Margin      0.0%   (24.65)   (16.43)   (8.22)   0.00    8.22   16.43    24.65

           (1.0)%  (25.01)   (16.88)   (8.76)  (0.63)   7.50   15.63    23.75

           (2.0)%  (25.38)   (17.34)   (9.30)  (1.26)   6.78   14.82    22.86

           (3.0)%  (25.74)   (17.79)   (9.84)  (1.89)   6.06   14.01    21.96



(a) Valuation based unlevered cash flowed adjusted for allocation of corporate expenses. Assumes end-of-year cash flows through 2005.
(b) Based on Company projections. Terminal value is a multiple of adjusted EBITDA in year 2005.

ANALYSIS AT VARIOUS PRICES
RHETT MANAGEMENT'S PROJECTIONS
Plastic Extrusion Business
(Dollars In Millions)


----------------------------------------------------
PURCHASE PRICE                              $ 78.86
----------------------------------------------------

TOTAL ENTERPRISE VALUE AS A MULTIPLE OF:
Sales             1996         89.2            0.88x
                  1997F       102.8            0.77
                  1998F       112.3            0.70

EBITDA (b)        1996         13.7            5.75x
                  1997F        15.4            5.13
                  1998F        17.5            4.51

EBIT (b)          1996         10.5            7.53x
                  1997F        11.5            6.86
                  1998F        13.4            5.90


TRANSACTION COSTS
Interest Expense                            $   4.0
Goodwill (c)                                    0.8
------------                                -------
Total                                           4.9


(a) Assumptions: Interest expense / Opportunity Cost of Cash is 8%. Tax rate is 36%.
(b) Figures are less attributable corporate expenses (corporate expenses less public company cost times segment operating margin divided by company operating margin).
(c) The plastics business has a book value of $28.5 million as of December 31, 1996. Assumes Goodwill amortized over 40 years.

Discounted Cash Flow Analysis (a)
RHETT MANAGEMENT'S PROJECTIONS
Fibers Business
(Dollars In Millions)



                                              DISCOUNT RATE                                             DISCOUNT RATE
                                  -------------------------------------------       -----------------------------------------------
                                    10%    11%    12%    13%    14%    15%               10%     11%     12%     13%     14%   15%
PRESENT VALUE OF CASH FLOW         $33.7  $32.3  $31.0  $29.8  $28.7  $27.6             $33.7   $32.3   $31.0   $29.8   $28.7 $27.6

                                              MULTIPLES OF EBIT (c)                               MULTIPLES OF EBITDA (c)
PRESENT VALUE OF            6.0 X  $30.6  $28.3  $26.1  $24.1  $22.2  $20.5    4.0 X    $22.8   $21.0   $19.4   $17.9   $16.5 $15.3
TERMINAL VALUE (b)          7.0 X   35.8   33.0   30.4   28.1   25.9   24.0    5.0 X     28.5    26.3    24.3    22.4    20.7  19.1
                            8.0 X   40.9   37.7   34.7   32.1   29.6   27.4    6.0 X     34.2    31.5    29.1    26.9    24.8  22.9
                            9.0 X   46.0   42.4   39.1   36.1   33.3   30.8    7.0 X     39.9    36.8    34.0    31.3    29.0  26.8
                           10.0 X   51.1   47.1   43.4   40.1   37.0   34.2    8.0 X     45.6    42.1    38.8    35.8    33.1  30.6
                           11.0 X   56.2   51.8   47.8   44.1   40.7   37.7    9.0 X     51.3    47.3    43.7    40.3    37.2  34.4


TOTAL VALUE                 6.0 X  $64.3  $60.5  $57.1  $53.9  $50.9  $48.2    4.0 X    $56.5   $53.3   $50.4   $47.7   $45.2 $42.9
                            7.0 X   69.4   65.3   61.4   57.9   54.6   51.6    5.0 X     62.2    58.6    55.3    52.2    49.4  46.7
                            8.0 X   74.5   70.0   65.8   61.9   58.3   55.0    6.0 X     67.9    63.8    60.1    56.7    53.5  50.6
                            9.0 X   79.6   74.7   70.1   65.9   62.0   58.4    7.0 X     73.6    69.1    65.0    61.2    57.6  54.4
                           10.0 X   84.7   79.4   74.5   69.9   65.7   61.9    8.0 X     79.3    74.4    69.8    65.6    61.8  58.2
                           11.0 X   89.8   84.1   78.8   73.9   69.4   65.3    9.0 X     85.0    79.6    74.7    70.1    65.9  62.0

(a) Based on Rhett's management projections.
(b) Terminal value is multiple of 2005 EBIT or EBITDA, as applicable, discounted back over nine periods.
(c) EBITDA and EBIT figures are less attributable corporate expenses (corporate expenses less public company cost times segment operating margin divided by company operating margin).

DCF  SENSITIVITY ANALYSIS (a) (b)

FIBERS BUSINESS
12% Discount Rate, 5.0x EBITDA Terminal Multiple
(DOLLARS IN MILLIONS)


-------------------------------------------------------------------------------
                                         % CHANGE IN SALES GROWTH
                       --------------------------------------------------------
                       (6.0)%   (4.0)%   (2.0)%   0.0%     2.0%    4.0%   6.0%
-------------------------------------------------------------------------------

               3.0 %   $4.90    $5.84    $6.79   $7.74    $8.68   $9.63  $10.57

               2.0 %    2.47     3.37     4.26    5.16     6.05    6.95    7.84

  % Change     1.0 %    0.05     0.89     1.74    2.58     3.42    4.26    5.11
  in EBIT
  Margin       0.0 %   (2.37)   (1.58)   (0.79)   0.00     0.79    1.58    2.37

              (1.0)%   (4.80)   (4.06)   (3.32)  (2.58)   (1.84)  (1.10)  (0.36)

              (2.0)%   (7.22)   (6.53)   (5.85)  (5.16)   (4.47)  (3.78)  (3.09)

              (3.0)%   (9.65)   (9.01)   (8.37)  (7.74)   (7.10)  (6.46)  (5.83)


(a) Valuation based unlevered cash flowed adjusted for allocation of corporate expenses. Assumes end-of-year cash flows through 2005.

(b) Based on Company projections. Terminal value is a multiple of adjusted EBITDA in year 2005.

ANALYSIS AT VARIOUS PRICES

RHETT MANAGEMENT'S PROJECTIONS
Fibers Business

(Dollars In Millions)


----------------------------------------------------------------
PURCHASE PRICE                                          $ 72.45
----------------------------------------------------------------

TOTAL ENTERPRISE VALUE AS A MULTIPLE OF:
Sales              1996        72.8                        0.99x
                   1997F       72.9                        0.99
                   1998F       70.2                        1.03

EBITDA (b)         1996         8.7                        8.30x
                   1997F        9.9                        7.32
                   1998F       10.5                        6.93

EBIT (b)           1996         7.6                        9.51x
                   1997F        8.8                        8.25
                   1998F        9.4                        7.71


TRANSACTION COSTS
Interest Expense                                        $   3.7
Goodwill (c)                                                0.9
------------                                            -------
Total                                                       4.6


(a) Assumptions: Interest expense / Opportunity Cost of Cash is 8%. Tax rate is 36%.

(b) Figures are less attributable corporate expenses (corporate expenses less public company cost times segment operating margin divided by company operating margin).

(c) The plastics business has a book value of $14.6 million as of December 31, 1996. Assumes Goodwill amortized over 40 years.

                                                                      Appendix B


EARNINGS MODEL
AMERICAN FILTRONA CORPORATION




($ IN MILLIONS)                   1991        1992      1993      1994     1995      1996F    1997F     1998F    1999F
                                 ----------------------------------------------------------------------------------------
Net sales                       $118.968    $122.267  $130.920  $149.152 $176.508  $193.277  $200.733  $208.890 $220.173

Cost of sales                     93.672      97.485   105.420   120.201  142.528   154.578   158.407   162.352  169.632

Gross margin                      25.296      24.782    25.500    28.951   33.980    38.699    42.326    46.538   50.541
            PERCENT                 21.3%       20.3%     19.5%     19.4%    19.3%     20.0%     21.1%     22.3%    23.0%

Operating expenses                11.794      12.862    12.730    14.421   15.916    16.556    18.250    19.361   20.192
            PERCENT                  9.9%       10.5%      9.7%      9.7%     9.0%      8.6%      9.1%      9.3%     9.2%

Operating margin                  13.502      11.920    12.770    14.530   18.064    22.143    24.076    27.177   30.349
            PERCENT                 11.3%        9.7%      9.8%      9.7%    10.2%     11.5%     12.0%     13.0%    13.8%

Investment income                  0.876       0.601     0.612     1.039    1.339     1.564     1.731     1.454    1.778

Corporate expenses                 2.785       2.801     2.902     3.338    3.849     4.269     4.246     4.480    4.726

Pretax income                     11.593       9.720    10.480    12.231   15.554    19.438    21.561    24.151   27.401
            PERCENT                  9.7%        7.9%      8.0%      8.2%     8.8%     10.1%     10.7%     11.6%    12.4%

Income taxes                       4.100       3.300     3.775     4.425    5.450     7.000     7.762     8.694    9.864
            PERCENT                 35.4%       34.0%     36.0%     36.2%    35.0%     36.0%     36.0%     36.0%    36.0%

Income from continuing operations  7.493       6.420     6.705     7.806   10.104    12.438    13.799    15.457   17.537

Discontinued operations           (0.187)     (5.208)    0.611     3.955    0.000     0.000     0.000     0.000    0.000

Net Income                         7.306       1.212     7.316    11.761   10.104    12.438    13.799    15.457   17.537
            PERCENT                  6.1%        1.0%      5.6%      7.9%     5.7%      6.4%      6.9%      7.4%     8.0%

Dividends                          3.423       3.493     3.542     3.674    3.847     4.160     4.368     4.587    4.816

PER PRIMARY SHARE:
Number of shares                   3.719       3.716     3.728     3.749    3.735     3.817     3.817     3.817    3.817
Earnings per share (continuing)    $2.01       $1.73     $1.80     $2.08    $2.70     $3.26     $3.62     $4.05    $4.59
Dividends per share                $0.92       $0.94     $0.95     $0.98    $1.03     $1.09     $1.14     $1.20    $1.26
Payout ratio                        45.8%       54.3%     52.8%     47.1%    38.1%     33.4%     31.7%     29.7%    27.5%

PER FULLY DILUTED SHARE:
Number of shares                                                                      4.075     4.075     4.075    4.075
Earnings per share (continuing)                                                       $3.05     $3.39     $3.79    $4.30
Dividends per share                                                                   $1.02     $1.07     $1.13    $1.18
Payout ratio                                                                           33.4%     31.7%     29.7%    27.5%

EARNINGS MODEL
BONDED FIBERS




($ IN MILLIONS)        1991     1992     1993     1994     1995     1996F    1997F     1998F    1999F
                      -----------------------------------------------------------------------------------
Net sales             $47.975  $51.017  $50.874  $55.821  $62.574  $72.831   $72.870   $70.165  $73.105

Cost of sales          36.110   39.615   40.710   44.984   49.855   57.805    56.310    52.690   54.115

Gross margin           11.865   11.402   10.164   10.837   12.719   15.026    16.560    17.475   18.990
             PERCENT     24.7%    22.3%    20.0%    19.4%    20.3%    20.6%     22.7%     24.9%    26.0%

Operating expenses      3.723    4.628    4.661    5.030    5.448    6.089     6.405     6.595    6.875
             PERCENT      7.8%     9.1%     9.2%     9.0%     8.7%     8.4%      8.8%      9.4%     9.4%

Operating margin        8.142    6.774    5.503    5.807    7.271    8.937    10.155    10.880   12.115
             PERCENT     17.0%    13.3%    10.8%    10.4%    11.6%    12.3%     13.9%     15.5%    16.6%




EARNINGS MODEL
PLASTICS - EXTRUSION




($ IN MILLIONS)             1991      1992      1993      1994     1995     1996F   1997F     1998F    1999F
                          -------------------------------------------------------------------------------------
Net sales                 $54.357   $56.703   $59.872   $72.213  $86.240  $89.234 $102.793  $112.254 $119.500


Cost of sales              42.364    44.854    46.882    55.405   68.034   68.383   79.622    86.349   91.410


Gross margin               11.993    11.849    12.990    16.808   18.206   20.851   23.171    25.905   28.090

            PERCENT          22.1%     20.9%     21.7%     23.3%    21.1%    23.4%    22.5%     23.1%    23.5%


Operating expenses          6.126     6.383     6.347     7.613    8.457    8.570    9.875    10.587   11.056

            PERCENT          11.3%     11.3%     10.6%     10.5%     9.8%     9.6%     9.6%      9.4%     9.3%


Operating margin            5.867     5.466     6.643     9.195    9.749   12.281   13.296    15.318   17.034

            PERCENT          10.8%      9.6%     11.1%     12.7%    11.3%    13.8%    12.9%     13.6%    14.3%

Corporate Expenses          0.776     0.826     0.989     1.480    1.538    1.813    1.793     1.961    2.091
                            -----     -----     -----     -----    -----    -----    -----     -----    -----

Adjusted Operating Margin   5.091     4.640     5.654     7.715    8.211   10.468   11.503    13.357   14.943




EARNINGS MODEL
PLASTICS - PACKAGING





($ IN MILLIONS)                          1991     1992     1993      1994      1995      1996F   1997F     1998F     1999F
                                        ---------------------------------------------------------------------------------------
Net sales                               $16.636  $14.547  $20.174   $21.118   $27.694   $31.212  $25.070   $26.471   $27.568

Cost of sales                            15.198   13.016   17.828    19.812    24.639    28.390   22.475    23.313    24.107

Gross margin                              1.438    1.531    2.346     1.306     3.055     2.822    2.595     3.158     3.461
             PERCENT                        8.6%    10.5%    11.6%      6.2%     11.0%      9.0%    10.4%     11.9%     12.6%

Operating expenses                        1.945    1.851    1.722     1.778     2.011     1.897    1.970     2.179     2.261
             PERCENT                       11.7%    12.7%     8.5%      8.4%      7.3%      6.1%     7.9%      8.2%      8.2%

Operating margin (a)                     (0.507)  (0.320)   0.624    (0.472)    1.044     0.925    0.625     0.979     1.200
             PERCENT                       -3.0%    -2.2%     3.1%     -2.2%      3.8%      3.0%     2.5%      3.7%      4.4%

(a) Excludes interco interest expense     0.211    0.076    0.080     0.359     0.542     0.403    0.231     0.127     0.012

BALANCE SHEET MODEL
AMERICAN FILTRONA CORPORATION


($ IN MILLIONS)                             1992     1993     1994      1995    1996F    1997F     1998F   1999F
                                           ------------------------------------------------------------------------

ASSETS
Current Assets
--------------
                                           ------------------------------------------------------------------------
Cash and equivalents                       $17.587  $24.276  $29.738   $34.966  $43.267  $36.343  $44.453  $53.779
Accounts receivable                         10.829   14.139   17.350    19.004   17.574   22.081   22.978   24.219
Inventories                                 11.271   11.475   17.107    19.666   18.621   22.177   22.729   23.748
Pre-paid expenses                            1.467    1.271    1.347     1.499    2.890    1.807    1.880    1.982
Disc'd Operations                           12.776   10.241    0.000     0.000    0.000    0.000    0.000    0.000
Total CA                                    54.255   61.401   65.542    75.135   82.352   82.407   92.041  103.728
Property, plant & equipment (net of dep'n)  16.688   18.520   25.997    25.316   27.700   39.345   41.947   44.713
Other Assets                                 7.599    7.173    8.171     7.814    7.502    7.042    6.640    6.238
TOTAL ASSETS                                80.542   87.094   99.709   108.266  117.554  128.795  140.628  154.680
------------
                                           ------------------------------------------------------------------------
LIABILITIES
CURRENT LIABILITIES
                                           ------------------------------------------------------------------------
Accounts payable                             7.702    9.639   14.334    14.905
Accrued expenses                             1.825    2.318    3.811     4.930
Income taxes payable                         0.111    1.225    0.381     1.054
TOTAL CL                                     9.638   13.182   18.526    20.889   21.876   23.686   24.649   25.980
NONCURRENT LIABILITIES
----------------------
Notes payable                                0.000    0.000    1.300     0.650    0.000    0.000    0.000    0.000
Deferred income taxes                        0.741    0.525    0.151     0.159    0.516    0.516    0.516    0.516
Other liabilities                            0.474    0.476    1.367     1.743    1.764    1.764    1.764    1.764
Special charge                               2.647    1.945    0.000     0.000    0.000    0.000    0.000    0.000
TOTAL NL                                     3.863    2.946    2.818     2.552    2.281    2.281    2.281    2.281
TOTAL LIABILITIES                           13.500   16.128   21.344    23.441   24.157   25.967   26.930   28.261
-----------------
                                           ------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
                                           ------------------------------------------------------------------------
Common stock                                 3.718    3.739    3.736     3.735    3.755    3.755    3.755    3.755
Additional paid-in capital                   0.690    1.017    0.812     0.758    0.927    0.927    0.927    0.927
Retained earnings                           63.224   66.999   75.086    81.343   89.703   99.134  110.004  122.725
FX adjustments                              (0.590)  (0.789)  (1.269)   (1.012)  (0.988)  (0.988)  (0.988)  (0.988)
TOTAL STOCKHOLDERS' EQUITY                  67.042   70.966   78.365    84.825   93.397  102.828  113.698  126.419
--------------------------
TOTAL LIABILITIES AND EQUITY                80.542   87.094   99.709   108.266  117.554  128.795  140.628  154.680
----------------------------
                                           ------------------------------------------------------------------------

WORKING CAPITAL ASSUMPTIONS:
ACCOUNTS RECEIVABLE AS % OF SALES              8.9%    10.8%    11.6%     10.8%    11.0%    11.0%    11.0%    11.0%
INVENTORIES AS % OF COGS                      11.9%    10.9%    14.2%     13.8%    14.0%    14.0%    14.0%    14.0%
PRE-PAID EXPENSES AS % OF SALES                1.2%     1.0%     0.9%      0.8%     0.9%     0.9%     0.9%     0.9%
CURRENT LIABILITIES AS % OF SALES              7.9%    10.1%    12.4%     11.8%    11.8%    11.8%    11.8%    11.8%
Non-Cash Working Capital                    14.254   13.702   17.278    19.280   17.208   22.378   22.938   23.969

PROPERTY, PLANT & EQUIPMENT ASSUMPTIONS:
PROPERTY,PLANT & EQUIPMENT                                              25.316   27.700   39.345   41.947   44.713
DEPRECIATION                                                             5.003    5.128    5.553    5.883    6.213
CAPITAL EXPENDITURES                                                     4.153    7.560   17.198    8.484    8.979



CASH FLOW MODEL
AMERICAN FILTRONA CORPORATION

($ IN MILLIONS)             1994     1995     1996F   1997F    1998F    1999F
                          -----------------------------------------------------
Operating Margin           14.530   18.064   22.143   24.076   27.177   30.349
Corporate Expense           3.338    3.849    4.269    4.246    4.480    4.726

Depreciation                4.280    5.003    5.128    5.553    5.883    6.213
Amortization                0.409    0.460    0.460    0.460    0.402    0.402
               TOTAL D&A    4.689    5.463    5.588    6.013    6.285    6.615

EBITDA                     15.881   19.678   23.462   25.843   28.982   32.238

Capital Expenditure        10.235    4.153    7.560   17.198    8.484    8.979

Taxes                       4.425    5.450    7.000    7.762    8.694    9.864

Increase in Non-Cash
    Working Capital         3.576    2.002   (2.072)   5.170    0.560    1.030

Free Cash Flow             (2.355)   8.073   10.974   (4.287)  11.243   12.364


CORPORATE ITEMS:
Depreciation                0.000    0.030    0.036    0.000    0.000    0.000
Amortization               (0.049)  (0.049)  (0.049)  (0.049)  (0.049)  (0.049)
Capex                       0.020    0.021    0.100    0.000    0.000    0.000


CASH FLOW MODEL
BONDED FIBERS

($ IN MILLIONS)             1994    1995    1996F  1997F   1998F    1999F
                            -----------------------------------------------
Operating Margin            5.807   7.271   8.937  10.155  10.880  12.115

Depreciation                1.003   0.982   1.107   1.108   1.066   1.111
Amortization                0.000   0.000   0.000   0.000   0.000   0.000
                 TOTAL D&A  1.003   0.982   1.107   1.108   1.066   1.111

EBITDA                      6.810   8.253  10.044  11.263  11.946  13.226
Corporate Expenses          0.934   1.147   1.319   1.369   1.393   1.487
                            -----   -----  ------  ------  ------  ------
Adjusted EBITDA             5.876   7.106   8.725   9.893  10.553  11.739

Capital Expenditure         0.525   1.394   1.928   1.822   1.754   1.828

EBITDA - Capex              6.285   6.859   8.116   9.441  10.192  11.399

ASSUMPTIONS:
DEPN AS % OF SALES            1.8%    1.6%    1.5%    1.5%    1.5%    1.5%
CAPEX AS % OF SALES           0.9%    2.2%    2.6%    2.5%    2.5%    2.5%


CASH FLOW MODEL
PLASTICS - EXTRUSION

($ IN MILLIONS)           1994    1995    1996F   1997F    1998F     1999F
                         ----------------------------------------------------
Operating Margin          9.195   9.749   12.281  13.296   15.318    17.034

Depreciation              2.348   2.711    2.773   3.392    3.704     3.944
Amortization              0.417   0.468    0.468   0.468    0.410     0.410
              TOTAL D&A   2.765   3.179    3.241   3.860    4.114     4.354

EBITDA                   11.960  12.928   15.522  17.156   19.432    21.388
Corporate Expenses        1.480   1.538    1.813   1.793    1.961     2.091
                         ------  ------   ------  ------   ------    ------
Adjusted EBITDA          10.480  11.390   13.709  15.364   17.471    19.296

Capital Expenditure       4.590   2.481    5.200  14.850    6.174     6.573

EBITDA - Capex            7.370  10.447   10.322   2.306   13.258    14.815

ASSUMPTIONS:
DEPN AS % OF SALES          3.3%    3.1%     3.1%    3.3%     3.3%      3.3%
CAPEX AS % OF SALES         6.4%    2.9%     5.8%   14.4%     5.5%      5.5%



PLASTICS - EXTRUSION CAPEX         1994     1995   1996F     1997F   1998F    1999F
                                  ----------------------------------------------------
New Equipment                                               4.000
A&B expansion                                               7.650
Philadelphia expansion                                      3.000
A&B SW expansion                                            0.200
Total Capital Expenditures         4.590   2.481   5.200   14.850    6.174    6.573

Capital Expenditure as % of sales    6.4%    2.9%    5.8%    14.4%     5.5%     5.5%



PLASTICS - EXTRUSION AMORTIZATION  1994     1995   1996F    1997F    1998F    1999F
                                  ----------------------------------------------------
A&B                                0.146    0.146  0.146    0.146    0.088    0.088
A&B-SW                             0.000    0.000  0.000    0.000    0.000    0.000
Duall                              0.116    0.116  0.116    0.116    0.116    0.116
Porth                              0.106    0.106  0.106    0.106    0.106    0.106
Southern                           0.000    0.000  0.000    0.000    0.000    0.000
Tri-Lite North                     0.030    0.061  0.061    0.061    0.061    0.061
Tri-Lite South                     0.019    0.039  0.039    0.039    0.039    0.039

Total                              0.417    0.468  0.468    0.468    0.410    0.410




CASH FLOW MODEL
PLASTICS - PACKAGING

($ IN MILLIONS)          1994    1995     1996F    1997F    1998F    1999F
                       ------------------------------------------------------
Operating Margin        (0.472)  1.044    0.925    0.625    0.979    1.200

Depreciation             0.929   1.280    1.212    1.053    1.112    1.158
Amortization             0.041   0.041    0.041    0.041    0.041    0.041
             TOTAL D&A   0.970   1.321    1.253    1.094    1.153    1.199

EBITDA                   0.498   2.365    2.178    1.719    2.132    2.399
Corporate Expenses      (0.076)  0.165    0.137    0.084    0.125    0.147
                        -------  -----    -----    -----    -----    -----
Adjusted EBITDA          0.574   2.200    2.041    1.635    2.006    2.252

Capital Expenditure      5.100   0.257    0.332    0.526    0.556    0.579

EBITDA - Capex          (4.602)  2.108    1.846    1.192    1.576    1.820

ASSUMPTIONS:
DEPN AS % OF SALES         4.4%    4.6%     3.9%     4.2%     4.2%     4.2%
CAPEX AS % OF SALES       24.2%    0.9%     1.1%     2.1%     2.1%     2.1%

                                                                      Appendix C


SUMMARY OF LBO MODEL
WBT STRUCTURE AT $46.52 PER SHARE


TRANSACTION ANALYSIS AND CAPITALIZATION

--------------------------------------------------------------------------------
USE OF FUNDS                          Shares                     Purchase
------------                        Repurchased  Purchase Price  Premium  Amount
                                    -----------  --------------  -------  ------
Purchase of Equity                   4,075,429      $46.52         9%     $189.6
Retire: Existing Revolver                                                    0.0
Retire: Existing Long Term Debt                                              0.0
Retire: Other Debt or Miscellaneous                                          0.0
Debt Assumed                                                                 0.0
                                                                          ------
Purchase Price                                                             189.6
Cash to Operations                                                           0.0
Estimated Trans Costs                                                        9.0
                                                                          ------



Total Use of Funds                                                        $198.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SOURCE OF FUNDS                     % of Total           F.D. Equity Multiple to
---------------           Amount  Capitalization Int Rate  Ownership     EBITDA
                          ------  -------------- --------  -----------    ------
Cash On Hand               $95.5
Debt Assumed                 0.0        0.0%       9.0%
Revolver                     0.0        0.0%       9.0%                  0.00 x
Term Debt                   56.7       55.0%       8.0%                  3.85 x
Senior Debt                  0.0        0.0%       8.0%       0.0%       3.85 x
                          ----------------------
Total Sr. Debt              56.7       55.0%
Sr. Subordinated Debt        0.0        0.0%      11.5%       0.0%       3.85 x
Subordinated Disc. Notes     0.0        0.0%       0.0%       0.0%       3.85 x
                          ----------------------
     Total Debt             56.7       55.0%
Equity                      46.3       45.0%                 100.0%      6.99 x
                          ----------------------         -----------
Total Sources of Funds    $198.6      100.0%                100.0%
-------------------------------------------------------------------------------


--------------------------------------------------------
RETURNS TO EQUITY HOLDERS (PRO FORMA)
-------------------------------------
                              Year 3   Year 4  Year 5
EBITDA Approach                1999     2000    2001
                               ----     ----    ----
                     5.0 x      1.8%     8.5%   10.2%
                     6.0 x     14.4%    17.0%   16.5%
                     7.0 x     24.7%    24.0%   21.6%

P/E Approach (trailing)        1999     2000    2001
                               ----     ----    ----
                    11.0 x    -16.3%    -2.3%    1.9%
                    12.0 x    -13.8%    -0.1%    3.7%
                    13.0 x    -11.5%     1.9%    5.3%
--------------------------------------------------------

-----------------------------------------------------------------
RETURNS TO SR. SUBORDINATED DEBT HOLDERS
                         Year 3           Year 4           Year 5
EBITDA Approach           1999             2000             2001
                          ----             ----             ----
               5.0 x        -               -                -
               6.0 x        -               -                -
               7.0 x        -               -                -

P/E Approach (trailing)   1999             2000             2001
                          ----             ----             ----
              11.0 x        -               -                -
              12.0 x        -               -                -
              13.0 x        -               -                -
-----------------------------------------------------------------

KEY ASSUMPTIONS:

Price of $46.52 per share
Using 2/18/97 projections
Transaction date of 1/1/97
Sale of Bonded Fibers for $72.45mm

SUMMARY OF LBO MODEL

WBT Structure at $46.52 per share



                                                                  Projected Results for Years Ended Dec. 31,
(in $ millions)                                  1997      1998     1999      2000     2001    2002     2003       2004     2005


SELECTED FINANCIAL DATA
Revenue                                          $127.9    $138.7  $147.1   $158.9   $166.6   $174.6   $183.0    $191.9   $201.1
% CHANGE IN REVENUE (YR OVER YR)                    6.2%      8.5%    6.0%     8.1%     4.8%     4.8%     4.8%      4.8%     4.8%
EBITDA                                             15.9      18.4    20.5     22.7     23.9     25.0     26.2      27.6     28.9
EBITDA MARGIN                                      12.5%     13.3%   13.9%    14.3%    14.3%    14.3%    14.3%     14.4%    14.4%
Dep'n & Amort                                       4.4       4.8     5.1      5.5      5.8      6.0      6.3       6.6      7.0
Amortization of Goodwill                            4.4       4.4     4.4      4.4      4.4      4.4      4.4       4.4      4.4
                                                    ----      ----    ----     ----     ----     ----     ----      ----     ---
EBIT                                                7.1       9.2    11.0     12.8     13.7     14.5     15.5      16.5     17.6
Int Income (4% on cash) & Other                     0.0       0.0     0.0      0.0      0.0      0.0      0.0       0.0      0.0
Interest Expense, Gross                             4.5       4.9     4.6      4.3      3.9      3.5      3.0       2.5      1.8
                                                    ----      ----    ----     ----     ----    ----     ----      ----     ----
Earnings Before Taxes                               2.5       4.3     6.4      8.5      9.7     11.0     12.5      14.1     15.7
Taxes                                               2.5       3.1     3.9      4.7      5.1      5.6      6.1       6.7      7.3
                                                    ----      ----    ----     ----     ----     ----     ----      ----     ---
Net Income                                          0.0       1.2     2.5      3.8      4.6      5.5      6.4       7.4      8.5


FREE CASH FLOW CALCULATION

Net Income                                         $0.0      $1.2    $2.5     $3.8     $4.6     $5.5     $6.4      $7.4     $8.5
Depreciation/Amort                                  8.9       9.2     9.5      9.9     10.2     10.5     10.8      11.1     11.4
Non-cash interest expense                           0.0       0.0     0.0      0.0      0.0      0.0      0.0       0.0      0.0
Deferred Taxes (due to goodwill amortization)       0.0       0.0     0.0      0.0      0.0      0.0      0.0       0.0      0.0
Chg in W.C.                                        (5.2)     (0.6)   (1.0)    (1.7)    (1.2)    (1.2)    (1.3)     (1.3)    (1.4)
Capital Expenditures                               (7.6)     (6.7)   (7.2)    (7.8)    (8.1)    (8.5)    (9.0)     (9.4)    (9.9)
                                                   -----     -----   -----    -----    -----    -----    -----     -----    -----
    F.CF Avail for Debt Paydown                    (3.9)      3.1     3.8      4.3      5.5      6.2      6.9       7.7      8.6
Debt Repayment                                      3.9      (3.1)   (3.8)    (4.3)    (5.5)    (6.2)    (6.9)     (7.7)    (8.6)
Beginning Cash Balance                              0.0       0.0     0.0      0.0      0.0      0.0      0.0       0.0      0.0
Change in Cash for Year (Net of Debt Repayment)     0.0       0.0     0.0      0.0      0.0      0.0      0.0       0.0      0.0
                                                    ----      ----    ----     ----     ----     ----     ----      ----     ---
Ending Cash Balance                                 0.0       0.0     0.0      0.0      0.0      0.0      0.0       0.0      0.0

SUMMARY OF LBO MODEL

WBT Structure at $46.52 per share

                                 Pro
                                 Forma                                      Projected Results for Years Ended Dec. 31,
(in $ millions)                     1996      1997     1998        1999      2000      2001      2002     2003     2004     2005

PRO FORMA CAPITAL STRUCTURE - END OF YEAR
Debt Assumed (existing)                       $0.0      $0.0       $0.0      $0.0      $0.0      $0.0     $0.0     $0.0     $0.0
Revolver                                       3.9       0.8        0.0       0.0       0.0       0.0      0.0      0.0      0.0
Term Debt                                     56.7      56.7       53.7      49.3      43.8      37.7     30.8     23.1     14.5
Senior Debt                                    0.0       0.0        0.0       0.0       0.0       0.0      0.0      0.0      0.0
Senior Subordinated Debt                       0.0       0.0        0.0       0.0       0.0       0.0      0.0      0.0      0.0
Senior Subordinated Discount Notes             0.0       0.0        0.0       0.0       0.0       0.0      0.0      0.0      0.0
                                             -----      ----       ----      ----      ----      ----     ----     ----     ----
Total Debt                                    60.6      57.5       53.7      49.3      43.8      37.7     30.8     23.1     14.5
Equity                                        46.4      47.5       50.0      53.8      58.5      63.9     70.3     77.7     86.2
                                             -----     -----      -----     -----     -----     -----    -----    -----    -----
     Total Capitalization                    107.0     105.0      103.7     103.2     102.3     101.6    101.1    100.8    100.7


CREDIT STATISTICS

Cumulative Free Cash Flow                     (3.9)     (0.8)       3.1       7.4      12.9      19.1     26.0     33.7     42.2
EBITDA / Gross Int Expense          3.25 x     3.51 x    3.77 x     4.45 x    5.29 x    6.04 x    7.13 x   8.71 x  11.21 x  15.69 x
EBITDA - Capex / Gross Int Exp      2.01 x     1.84 x    2.39 x     2.90 x    3.48 x    3.98 x    4.70 x   5.73 x   7.38 x  10.33 x
Total Debt / EBITDA                 3.85 x     4.43 x    3.12 x     2.62 x    2.17 x    1.84 x    1.51 x   1.17 x   0.84 x   0.50 x
Net Debt / Tot Book Capitalization 55.0%      56.7%     54.7%      51.8%     47.8%     42.9%     37.1%    30.4%    22.9%    14.4%

SUMMARY OF LBO MODEL
$46.52 PER SHARE


TRANSACTION ANALYSIS AND CAPITALIZATION

-------------------------------------------------------------------------------------------------------------------------
USE OF FUNDS                                         Shares                                 Purchase
------------
                                                  Repurchased         Purchase Price        Premium               Amount
                                                  -----------         --------------        -------               ------
Purchase of Equity                                 4,075,429             $46.52                9%                 $189.6
Retire: Existing Revolver                                                                                            0.0
Retire: Existing Long Term Debt                                                                                      0.0
Retire: Other Debt or Miscellaneous                                                                                  0.0
Debt Assumed                                                                                                         0.0
                                                                                                         ---------------
Purchase Price                                                                                                     189.6
Cash to Operations                                                                                                   0.0
Estimated Trans Costs                                                                                                9.0
                                                                                                         ---------------



Total Use of Funds                                                                                                $198.6
-------------------------------------------------------------------------------------------------------------------------

SOURCE OF FUNDS                                       % of Total                      F.D. Equity      Multiple to
---------------
                                            Amount  Capitalization     Int Rate        Ownership          EBITDA
                                            ------  --------------     --------        ---------          ------

Cash On Hand                                   $43.3
Debt Assumed                                     0.0     0.0%            9.0%
Revolver                                         0.0     0.0%            9.0%                             0.00 x
Term Debt                                      109.0    70.2%            8.8%                             4.64 x
Senior Debt                                      0.0     0.0%            8.0%             0.0%            4.64 x
                                  ----------------------------------
   Total Sr. Debt                              109.0    70.2%
Sr. Subordinated Debt                            0.0     0.0%           11.5%             0.0%            4.64 x
Subordinated Disc. Notes                         0.0     0.0%            0.0%             0.0%            4.64 x
                                  ----------------------------------
     Total Debt                                109.0    70.2%
Equity                                          46.3    29.8%                            100.0%           6.62 x
                                  ----------------------------------                -----------------
Total Sources of Funds                        $198.6   100.0%                            100.0%
-------------------------------------------------------------------------------------------------------------------------

RETURNS TO EQUITY HOLDERS (PRO FORMA)
-------------------------------------                Year 3              Year 4              Year 5
EBITDA Approach                                       1999                2000                2001
                                                      ----                ----                ----
                    5.0 x                             5.0%                10.4%              12.9%
                    6.0 x                            22.9%                22.0%              21.0%
                    7.0 x                            36.6%                31.0%              27.4%

P/E Approach (trailing)                               1999                2000                2001
                                                      ----                ----                ----
                    11.0 x                           11.5%                13.5%              14.2%
                    12.0 x                           14.7%                16.0%              16.2%
                    13.0 x                           17.8%                18.4%              18.0%
-------------------------------------------------------------------------------------------------------------------------

RETURNS TO SR. SUBORDINATED DEBT HOLDERS
----------------------------------------
                                       Year 3           Year 4          Year 5
EBITDA Approach                         1999             2000            2001
                                        ----             ----            ----
               5.0 x                     -                -                -
               6.0 x                     -                -                -
               7.0 x                     -                -                -

P/E Approach (trailing)                 1999             2000            2001
                                        ----             ----            ----
              11.0 x                     -                -                -
              12.0 x                     -                -                -
              13.0 x                     -                -                -
-------------------------------------------------------------------------------------------------------------------------

KEY ASSUMPTIONS:

Price of $46.52 per share
Using 2/18/97 projections
Transaction date of 1/1/97

SUMMARY OF LBO MODEL
$46.52 PER SHARE


                                                                          Projected Results for Years Ended Dec 31,

(in $ millions)                                        1997    1998     1999     2000     2001     2002    2003     2004     2005
                                                       ----    ----     ----     ----     ----     ----    ----     ----     ----

SELECTED FINANCIAL DATA
Revenue                                               $200.7  $208.9   $220.2   $235.0   $245.7   $256.8  $268.6   $280.8   $293.6
% CHANGE IN REVENUE (YR OVER YR)                         3.9%    4.1%     5.4%     6.7%     4.6%     4.6%    4.6%     4.6%     4.6%
EBITDA                                                  25.8    29.0     32.2     33.9     35.5     37.1    38.7     40.6     42.4
EBITDA MARGIN                                           12.9%   13.9%    14.6%    14.4%    14.4%    14.4%   14.4%    14.4%    14.4%
Dep'n & Amort                                            5.6     5.9      6.2      6.7      7.0      7.3     7.6      8.0      8.4
Amortization of Goodwill                                 4.4     4.4      4.4      4.4      4.4      4.4     4.4      4.4      4.4
                                                         ----    ----     ----     ----     ----     ----    ----     ----     ---
EBIT                                                    15.9    18.7     21.6     22.8     24.1     25.3    26.7     28.1     29.6
Int Income (4% on cash) & Other                          0.0     0.0      0.0      0.0      0.0      0.0     0.0      0.0      0.0
Interest Expense, Gross                                  9.5    10.4     10.0      9.4      8.8      8.1     7.3      6.4      5.3
                                                         ----   -----    -----     ----     ----     ----    ----     ----     ---
Earnings Before Taxes                                    6.3     8.2     11.6     13.4     15.3     17.2    19.4     21.8     24.3
Taxes                                                    3.9     4.6      5.8      6.4      7.1      7.8     8.6      9.4     10.3
                                                         ----    ----     ----     ----     ----     ----    ----     ----    ----
Net Income                                               2.5     3.7      5.8      7.0      8.2      9.4    10.8     12.3     13.9


FREE CASH FLOW CALCULATION

Net Income                                              $2.5    $3.7     $5.8     $7.0     $8.2     $9.4   $10.8    $12.3    $13.9
Depreciation/Amort                                      10.0    10.3     10.6     11.1     11.4     11.7    12.1     12.4     12.8
Non-cash interest expense                                0.0     0.0      0.0      0.0      0.0      0.0     0.0      0.0      0.0
Deferred Taxes (due to goodwill amortization)            0.0     0.0      0.0      0.0      0.0      0.0     0.0      0.0      0.0
Chg in W.C.                                             (5.2)   (0.6)    (1.0)    (1.7)    (1.2)    (1.2)   (1.3)    (1.3)    (1.4)
Capital Expenditures                                   (17.2)   (8.5)    (9.0)    (9.7)   (10.1)   (10.6)  (11.1)   (11.6)   (12.2)
                                                       ------   -----    -----    -----   ------   ------  ------   ------   ------
    F.CF Avail for Debt Paydown                         (9.9)    4.9      6.5      6.7      8.3      9.3    10.5     11.8     13.1
Debt Repayment                                           9.9    (4.9)    (6.5)    (6.7)    (8.3)    (9.3)  (10.5)   (11.8)   (13.1)
Beginning Cash Balance                                   0.0     0.0      0.0      0.0      0.0      0.0     0.0      0.0      0.0
Change in Cash for Year (Net of Debt Repayment)          0.0     0.0      0.0      0.0      0.0      0.0     0.0      0.0      0.0
                                                         ----    ----     ----     ----     ----     ----    ----     ----     ---
Ending Cash Balance                                      0.0     0.0      0.0      0.0      0.0      0.0     0.0      0.0      0.0

SUMMARY OF LBO MODEL
$46.52 PER SHARE



                                                                          Projected Results for Years Ended Dec 31,


                                   Pro Forma
(in $ millions)                         1996   1997     1998      1999      2000      2001      2002     2003      2004      2005
                                   ---------   ----     ----      ----      ----      ----      ----     ----      ----      ----
PRO FORMA CAPITAL STRUCTURE -
  END OF YEAR
Debt Assumed (existing)                        $0.0     $0.0      $0.0      $0.0      $0.0      $0.0     $0.0      $0.0      $0.0
Revolver                                        9.9      5.0       0.0       0.0       0.0       0.0      0.0       0.0       0.0
Term Debt                                     109.0    109.0     107.5     100.8      92.5      83.1     72.7      60.9      47.7
Senior Debt                                     0.0      0.0       0.0       0.0       0.0       0.0      0.0       0.0       0.0
Senior Subordinated Debt                        0.0      0.0       0.0       0.0       0.0       0.0      0.0       0.0       0.0
Senior Subordinated Discount Notes              0.0      0.0       0.0       0.0       0.0       0.0      0.0       0.0       0.0
                                                ----     ----      ----      ----      ----      ----     ----      ----      ---
Total Debt                                    118.9    114.0     107.5     100.8      92.5      83.1     72.7      60.9      47.7
Equity                                         48.8     52.5      58.3      65.3      73.5      82.9     93.7     106.1     120.0
                                               -----    -----     -----     -----     -----     -----    -----    ------    -----
     Total Capitalization                     167.7    166.4     165.8     166.1     166.0     166.1    166.4     166.9     167.7


CREDIT STATISTICS

Cumulative Free Cash Flow                      (9.9)    (5.0)      1.5       8.2      16.5      25.8     36.3      48.1      61.3
EBITDA / Gross Int Expense            2.46 x    2.71 x   2.78 x    3.23 x    3.61 x    4.02 x    4.58 x   5.32 x    6.38 x    7.96 x
EBITDA - Capex / Gross Int Exp        1.67 x    0.91 x   1.97 x    2.33 x    2.58 x    2.87 x    3.27 x   3.80 x    4.55 x    5.67 x
Total Debt / EBITDA                   4.64 x    4.99 x   3.93 x    3.33 x    2.97 x    2.61 x    2.24 x   1.88 x    1.50 x    1.13 x
Net Debt / Tot Book Capitalization   70.2%     70.9%    68.5%     64.8%     60.7%     55.7%     50.1%    43.7%     36.5%     28.5%